                                                                    EXHIBIT 99.2




             INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL INFORMATION


The following unaudited pro forma condensed combined financial information presented below reflects the effect of the acquisition of T & B Design, Inc. (f/k/a Advanced Digital Designs, Inc.), Advanced Technologies, Inc. and 937 Plum Grove Road Partnership (collectively "ADD") by Dauphin Technology, Inc., and reflects management's present estimate of pro forma adjustments, including a preliminary estimate of the purchase price allocations, which ultimately may be different.

This pro forma information has been prepared utilizing historical financial statements of the Company and ADD. The unaudited pro forma condensed combined statements of operations give effect to the acquisition as if the transaction was consummated as of the beginning of each period reported, utilizing the results of operations for the twelve months ended December 31, 1999 and the six months ended June 30, 2000 for the Company and ADD. This information should be read in conjunction with the historical financial statements and notes thereto. The pro forma financial data have been included as required by the rules and regulations of the Securities and Exchange Commission and are provided for comparative purposes only. The pro forma financial data do not purport to be indicative of the results which actually would have been obtained if the acquisition had occurred on the date indicated or of those results which may be obtained in the future.

                            DAUPHIN TECHNOLOGY, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                       Pro forma
                                         Dauphin          ADD         Adjustments         Pro Forma
                                      ------------    ------------    ------------       ------------
Revenue                               $  2,279,058    $        -      $        -         $  2,279,058
Consulting Revenue                             -         3,234,435             -            3,234,435

Cost of Revenue                          4,833,601       1,230,785             -            6,064,386
                                      ------------    ------------    ------------       ------------

         Gross profit (loss)            (2,554,543)      2,003,650             -             (550,893)

Selling, General and Administrative
    Expenses                             4,173,095         218,808       1,141,000(1)       5,532,903
Research and Development                   510,287             -               -              510,287
                                      ------------    ------------    ------------       ------------
         Earnings (loss) from
             Operations                 (7,237,928)      1,784,842      (1,141,000)        (6,594,083)

Interest expense                        (2,099,179)         (8,522)            -           (2,107,701)

Interest income                             30,800             -               -               30,800
Other income                                   -            54,022             -               54,022
                                      ------------    ------------    ------------       ------------
         Earnings (loss) before
             Taxes                      (9,306,304)      1,830,342      (1,141,000)        (8,616,962)

Income Taxes                                   -            33,327             -               33,327
                                      ------------    ------------    ------------       ------------

         Net income (loss)            $ (9,306,304)   $  1,797,015    $ (1,141,000)      $ (8,650,289)
                                      ============    ============    ============       ============

Basic and diluted loss per share      $      (0.20)                                      $      (0.19)
                                      ============                                       ============

Weighted average number of common
    shares outstanding                  46,200,408                                         46,200,408
                                      ============                                       ============

                            DAUPHIN TECHNOLOGY, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                                       Pro forma
                                         Dauphin          ADD         Adjustments         Pro Forma
                                      ------------    ------------    ------------       ------------
Revenue                               $     16,041    $        -      $        -         $     16,041
Consulting Revenue                             -         1,684,283             -            1,684,283

Cost of Revenue                            123,411         601,090             -              724,501
                                      ------------    ------------    ------------       ------------

         Gross profit (loss)              (107,370)      1,083,193             -              975,823

Selling, General and Administrative
    Expenses                             1,820,049         135,363         570,500(1)       2,525,912
Research and Development                   250,858             -               -              250,858
                                      ------------    ------------    ------------       ------------
         Earnings (loss) from
             Operations                 (2,178,277)        947,830        (570,500)        (1,800,947)

Interest expense                        (1,817,141)         (2,287)            -           (1,819,428)

Interest income                             13,810             -               -               13,810
Other income                                   -            26,992             -               26,992
                                      ------------    ------------    ------------       ------------
         Earnings (loss) before
             Taxes                      (3,981,608)        972,535        (570,500)        (3,579,573)

Income Taxes                                   -            14,600             -               14,600
                                      ------------    ------------    ------------       ------------

         Net income (loss)            $ (3,981,608)   $    957,935    $   (570,500)      $ (3,594,173)
                                      ============    ============    ============       ============

Basic and diluted loss per share      $      (0.07)                                      $      (0.06)
                                      ============                                       ============

Weighted average number of common
    shares outstanding                  57,005,361                                         57,005,361
                                      ============                                       ============

                            DAUPHIN TECHNOLOGY, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 2000


                                                                            Pro forma
                                               Dauphin          ADD        Adjustments        Pro Forma
                                             -----------    -----------    -----------       -----------
CURRENT ASSETS
Cash                                         $ 4,014,815    $   226,752    $(6,000,000)(2)   $   514,815
                                                                             2,500,000 (3)
                                                                              (226,752)(2)

Accounts receivable-Trade                        533,394        508,895       (508,895)(2)       533,394

Allowance for Bad Debts                         (428,599)             -                         (428,599)

Accounts receivable-Employee                         118              -                              118

Inventory                                      3,446,828              -                        3,446,828

Reserve for obsolescence                      (1,945,296)             -                       (1,945,296)

Prepaid expense                                  101,834              -                          101,834
                                             -----------    -----------    -----------       -----------

                                               5,723,094        735,647     (4,235,647)        2,223,094

INVESTMENTS IN RELATED PARTY                     290,000              -                          290,000

PROPERTY AND EQUIPMENT
   Building                                            -        362,102         37,898 (2)       400,000
   Manufacturing and warehouse equipment         624,690              -                          624,690
   Leasehold improvements                        407,186              -                          407,186
   Plastic molds for the Orasis                  696,862              -                          696,862
   Computer equipment                            249,732        111,811         (1,811)(2)       359,732
   Furniture, fixtures and other equipment       101,357         23,331         (8,331)(2)       116,357
                                             -----------    -----------    -----------       -----------
                                               2,079,827        497,244         27,756         2,604,827

   Accumulated depreciation                     (912,776)      (116,195)       116,195 (2)      (912,776)
                                             -----------    -----------    -----------       -----------
                                               1,167,051        525,000        143,951         1,692,051

GOODWILL                                               -              -      5,500,000 (2)     5,500,000
                                             -----------    -----------    -----------       -----------

                                             $ 7,180,145    $ 1,116,696    $ 1,408,304       $ 9,705,145
                                             ===========    ===========    ===========       ===========

                            DAUPHIN TECHNOLOGY, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET -CONTINUED
                                  JUNE 30, 2000


                                                                     Pro forma
                                       Dauphin           ADD        Adjustments         Pro Forma
                                    ------------    ------------    ------------       ------------
CURRENT LIABILITIES
Accounts payable                    $    211,694    $     32,000    $    (32,000)(2)   $    211,694
Accrued expenses                         121,742          47,101         (47,101)(2)        146,742
                                                                          25,000 (2)
Current portion of long-term debt        127,249          23,760         (23,760)(2)        127,249
                                    ------------    ------------    ------------       ------------
                                         460,685         102,861         (77,861)           485,685

LONG TERM DEBT                           150,399         239,974       6,000,000 (2)        150,399
                                                                      (6,000,000)(2)
                                                                        (239,974)(2)

OTHER LONG-TERM LIABILITIES                    -          10,864         (10,864)                 -



SHAREHOLDERS' EQUITY
   Preferred stock                             -               -                                  -
   Common stock                           57,960               -             649 (3)         58,609
   Warrants                            1,649,180               -                          1,649,180
   Paid-in capital                    47,670,265               -       2,499,351 (3)     50,169,616
   Accumulated deficit               (42,808,344)              -                        (42,808,344)
   Retained earnings                           -         762,997        (762,997)(2)              -
                                    ------------    ------------    ------------       ------------
                                       6,569,061         762,997       1,737,003          9,069,061
                                    ------------    ------------    ------------       ------------

                                    $  7,180,145    $  1,116,696    $  1,408,304       $  9,705,145
                                    ============    ============    ============       ============

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to the unaudited condensed consolidated statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000.

     (1) To record amortization expense of goodwill using a useful life of five years and to record depreciation expense using useful lives ranging from five to twenty-five years, as if the acquisition had been completed as of January 1, 1999.

     (2)  To record the purchase of assets of ADD and to eliminate the debt.

     (3) To record the drawdown of $2.5 million and the issuance of 648,618 shares.

The total purchase price for the acquisition will be allocated to acquired assets based on estimates of their fair values. The excess of the total purchase price over the allocations of fair value to the net assets acquired will be recorded as goodwill, which was calculated as follows for purposes of the pro forma presentations herein:


          Purchase considerations                     $6,000,000
          Direct acquisition costs                        25,000
                                                      ----------

          Total purchase price                         6,025,000

          Less: tangible assets acquired

                 Building                                400,000
                 Computer equipment                      110,000
                 Other equipment                          15,000
                                                      ----------

          Goodwill                                    $5,500,000
                                                      ==========

On July 31, 2000, the Company issued a drawdown notice to Techrich International Limited in connection with the common stock purchase agreement dated April 9, 2000, evidencing an equity draw down facility between the Company and Techrich. The common stock purchase agreement is more fully described in the Company's Prospectus Statement filed on Form S-1 dated July 21, 2000. During the first 11 days of the drawdown period, Techrich purchased 648,618 shares of the Company's common stock. These purchases resulted in aggregate proceeds of $2,500,000 being paid to the Company. These proceeds were used in the acquisition of ADD.